RESTATED

                  CERTIFICATE OF INCORPORATION

                               of

                       J. P. MORGAN & CO.
                          Incorporated

                 Pursuant to Section 245 of the

              General Corporation Law of Delaware

                       _________________

      THE ORIGINAL CERTIFICATE OF INCORPORATION OF J. P. MORGAN &
CO.  INCORPORATED  WAS  FILED WITH  THE  SECRETARY  OF  STATE  OF
DELAWARE ON DECEMBER 20, 1968.

      FIRST     The name of the Corporation is J. P. Morgan & Co.
Incorporated.

      SECOND    The address of its registered office in the State
of  Delaware is 902 Market Street, City of Wilmington, County  of
New  Castle.  The name of its registered agent is J. P. Morgan  &
Co. Incorporated.

     THIRD     The purpose of the Corporation is to engage in any
lawful  act  or  activity for which corporations may  be  now  or
hereafter  organized  under  the  General  Corporation   Law   of
Delaware.

      FOURTH The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is five hundred ten million shares, of which ten million shares shall be shares of Preferred Stock without par value (hereinafter called "Preferred Stock"), and five hundred million shares shall be shares of Common Stock of the par value of $2.50 per share (hereinafter called "Common Stock").

      Any amendment to the Certificate of Incorporation which shall increase or decrease the authorized capital stock of the Corporation may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote.

      A. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

      (1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not expressed in this Certificate of Incorporation or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

          (a)  the designation of such series;

           (b) the dividend rate of such series, the conditions and the dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

          (c) whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

           (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

           (e) whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

           (f) the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

           (g) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;

           (h) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

     (2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

      B.    Designation  of Adjustable Rate Cumulative  Preferred
Stock, Series A.

1. Designation. The designation of such preferred stock shall be Adjustable Rate Cumulative Preferred Stock, Series A (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series is 2,500,000. Shares of the Series A Preferred Stock shall have a stated value of $100 per share. The number of authorized shares of the Series A Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of the Series A Preferred Stock shall not be increased.

2.    Dividends.  Dividend rates on the shares of  the  Series  A
Preferred Stock shall be: (i) for the period (the "Initial Dividend Period") from the respective dates of original issue thereof to and including June 30, 1983, the rate shall be 9.25% per annum, and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period", and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section
3) in respect of such Quarterly Dividend Period. Such dividends shall be cumulative from the respective dates of original issue of such shares and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing June 30, 1983. Each such dividend shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. In the event that there shall be outstanding shares of any other series of preferred stock ranking on a parity as to dividends with the Series A Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series A Preferred Stock or such other series of preferred stock, shall make payments ratably upon all outstanding shares of the Series A Preferred Stock and such other series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of the Series A Preferred Stock and such other series of preferred stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears.

      Dividends payable on the Series A Preferred Stock for each full Quarterly Dividend Period shall be computed by dividing the Applicable Rate by four. Dividends payable on the Series A
Preferred Stock for any period less than a full Quarterly Dividend Period, and for the portion of the Initial Dividend Period prior to April 1, 1983, shall be computed on the basis of a 360 day year of four 90 day quarters and the actual number of days elapsed in the period for which payable.

3. Definition of Applicable Rate, etc. Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be (a) 4.875% less than (b) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason:

           (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than the higher of whichever two of such Rates can be so determined;

           (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be 4.875% less than whichever such Rate can be so determined; or

           (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

Anything  herein to the contrary notwithstanding, the  Applicable
Rate for any Quarterly Dividend Period shall in no event be less than 5.00% per annum or greater than 11.50% per annum.

      Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the
Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant
Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

      Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

     Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of March, June, September or December, as the case may be, prior to the
Quarterly Dividend Period for which the dividend rate on the Series A Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as finally published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

      The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

      The Applicable Rate with respect to each Quarterly Dividend Period shall be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The Corporation shall cause each Applicable Rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and shall cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holder of the Series A Preferred Stock.

     For purposes of this Section, the term

          (i) "Calendar Period" shall mean 14 calendar days;

           (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

           (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

           (iv) "Twenty Year Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).

4. Redemption. The Series A Preferred Stock shall not be redeemable prior to March 1, 1986. On or after March 1, 1986, the Corporation, at its option, may redeem the Series A Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date from March 1, 1986 to February 29, 1988, inclusive of $103.00 per share and (ii) in the case of any redemption on a redemption date occurring on or after March 1, 1988, of $ 100.00 per share, plus, in each case, accrued and unpaid dividends thereto to the date fixed for redemption.

     In the event the Corporation shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed; at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state) such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of the Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the
Corporation  in  its  sole discretion to  be  equitable.   A  new
certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

      Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Series A Preferred Stock are in arrears, no shares of the Series A Preferred Stock shall be redeemed unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series A Preferred Stock.

5. Shares to be Retired. All shares of the Series A Preferred Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued.

6. Conversion or Exchange. The holders of shares of the Series A Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

7. Voting. The Series A Preferred Stock shall have no voting powers either general or special except as otherwise required by law and as hereinafter provided in this Section 7.

     If at the time of any annual meeting of stockholders for the election of directors, the equivalent of six-quarterly dividends (whether or not consecutive) payable on any share or shares of preferred stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. The holders of record of the Series A Preferred Stock, voting separately as a class with the holders of shares of any one or more other series of preferred stock upon which like voting rights have been conferred, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holder of any Series A Preferred Stock being entitled to cast one tenth (1/10) of one vote, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor.
Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock and the holders of shares of any one or more series of preferred stock upon which like voting rights have been conferred shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two.

      Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of record of at least 66 2/3% of all of the Series A Preferred Stock and all other shares of the same class at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose, voting as a class without regard to series, the holders of the Series A Preferred Stock being entitled to cast one tenth (1/10) of one vote per share, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of preferred stock) so as to affect adversely the preferences, rights, powers or privileges of the Series A Preferred Stock and any other shares of the same class; provided, however, that in any case in which one or more, but not all, series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative consent of holders of shares entitled to cast at least 66 2/3% of the votes entitled to be cast by the holders of all of the shares of all of the series that would be adversely affected, voting as a class, shall be required in lieu thereof.

      Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of record of at least 66 2/3% of all of the shares of the Series A Preferred Stock and all other series of preferred stock ranking on a parity with shares of the Series A Preferred Stock, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of the Series A Preferred Stock and such other series of preferred stock shall vote together as a single class without regard to series, the holders of the Series A Preferred Stock being entitled to cast one tenth (1/10) of one vote, shall be necessary to issue, authorize, or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any additional class or series of stock ranking prior to the Series A Preferred Stock as to dividends or upon liquidation.

8. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the Series A Preferred Stock, an amount equal to $100 per share plus an amount equal to any accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

     Neither the sale, conveyance, exchange or transfer of all or substantially all the property or business of the Corporation, the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation for the purposes of this Section 8.

9. Limitation on Dividends on Junior Ranking Stock. So long as any of the Series A Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock of the Corporation or any other stock of the Corporation ranking as to dividends or distribution of assets junior to the Series A Preferred Stock (as defined below, the "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of preferred stock other than Junior Stock, at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment.

10. Ranking of Stock of the Corporation. For purposes of this designation, any stock of any class or classes of the Corporation shall be deemed to rank:

           (1) prior to the shares of the Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of the Series A Preferred Stock;

           (2) on a parity with shares of the Series A Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series A Preferred Stock; and

           (3) junior to shares of the Series A Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of the Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

      C.    Designation  of Variable Cumulative Preferred  Stock,
Series B through F.

1. Designation. The designation of such preferred stock shall be the Variable Cumulative Preferred Stock (hereinafter referred to as the "Variable Cumulative Preferred Stock") and the number of shares constituting such Variable Cumulative Preferred Stock is 250,000. Each share shall constitute a series, and there shall be five groups each comprising 50,000 series (each group a "Series"), such Series to be designated the Variable Cumulative Preferred Stock, Series B-1 through B-50,000 (hereinafter referred to as "Series B"), Variable Cumulative Preferred Stock, Series C-1 through C-50,000 (hereinafter referred to as "Series C"), Variable Cumulative Preferred Stock, Series D-1 through D-50,000 (hereinafter referred to as "Series D"), Variable
Cumulative Preferred Stock, Series E-1 through E-50,000 (hereinafter referred to as "Series E"), and Variable Cumulative Preferred Stock, Series F-1 through F-50,000 (hereinafter referred to as "Series F"). Shares of the Variable Cumulative Preferred Stock shall have a stated value of $1,000 per share.

2. Definitions. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

      "Affiliate" shall mean any Person controlled by, in control of, or under common control with, the Corporation.

      "Agent  Member" shall mean the member of the Auction  Stock
Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

      "Applicable Determining Rate" shall mean with respect to a Dividend Period from one day to five days, the greater of the Effective Composite Commercial Paper Rate for commercial paper of a term of five days and the Federal Funds Rate; with respect to a Dividend Period of six days to 89 days, the Effective Composite Commercial Paper Rate; with respect to a Dividend Period of 90 days to 364 days, the Effective LIBOR Rate; and with respect to a Dividend Period of 365 days to 30 years, the U.S. Treasury Rate.

      "Auction" shall mean the periodic implementation of the Auction Procedures.

      "Auction Date" shall mean the Business Day immediately preceding the first day of a Dividend Period for MMP.

      "Auction Method" shall mean the method of determining the duration of Dividend Periods and Dividend Rates for the Shares of Variable Cumulative Preferred Stock of a Series pursuant to the procedures described in paragraph D of Section 5 hereof.

       "Auction   Procedures"  shall  mean  the  procedures   for
conducting Auctions set forth in Section 6 hereof.

       "Auction Stock Depository" shall mean any securities depository selected by the Corporation and reasonably acceptable to the Trust Company which agrees to follow the procedures required to be followed by such securities depository in connection with the Auction of Shares of MMP.

      "Available Shares" shall have the meaning specified in paragraph C(1)(a) of Section 6 hereof.

       "Bid" and "Bids" shall have the respective meanings specified in paragraph A(2) of Section 6 hereof.

      "Bidder" and "Bidders" shall have the respective meanings specified in paragraph A(2) of Section 6 hereof.

      "Board of Directors" shall mean the Board of Directors of the Corporation or, unless the context otherwise requires, an authorized committee thereof.

      "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the function required of a Broker-Dealer in the Auction Procedures, that is a member of, or a participant in, the Auction Stock Depository, and that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective and pursuant to which agreement such Broker-Dealer agrees to follow the Auction Procedures.

      "Business Day" shall mean a day on which the New York Stock
Exchange, Inc. is open for trading and which is neither a Saturday, Sunday nor other day on which banks in The City of New
York, New York, are authorized by law to close.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Converted MMP" shall mean Shares of MMP which, by reason of an election by the Method Selection Agent of a different Dividend
Determination Method, will becomes SABRES at the end of the then-current Dividend Period applicable thereto.

      "Converted SABRES" shall mean Shares of SABRES which, by reason of an election by the Method Selection Agent of a different Dividend Determination Method, will become MMP at the end of the then-current Dividend Period applicable thereto.

      "Date of Original Issue" shall mean, as to any Share of Variable Cumulative Preferred Stock, the date on which the Corporation initially issues such Share.

      "Dividend Determination Method" or "Method" shall mean either the Auction Method or the Remarketing Method.

      "Dividend Payment Date" shall mean, with respect to each Share of Variable Cumulative Preferred Stock, the First Business Day of the Subsequent Dividend Period immediately following the end of each Dividend Period applicable thereto, regardless of its length. In addition, "Dividend Payment Date" shall mean (i) in the case of Dividend Periods for MMP of any Series of more than 99 days, such additional Dividend Payment Dates as are determined by the Term Selection Agent for such Series prior to commencement of such Dividend Periods and (ii) in the case of Dividend Periods for SABRES of more than 99 days, the following additional dates:
(a) if such Dividend Period is from 100 to 190 days, the 9lst day of such Dividend Period; (b) if such Dividend Period is from 191 to 281 days, the 91st and 182nd days of such Dividend Period; (c) if such Dividend Period is from 282 to 364 days, the 91st, 182nd and 273rd days of such Dividend Period; and (d) if such Dividend Period is from 365 days to 30 years, January 15, April 15, July 15 and October 15 of each year. However, in all such cases, if such Dividend Payment Date is not a Business Day, then such Dividend Payment Date shall be the Business Day next succeeding such date and, so long as the Auction Stock Depository shall make payments to participants and members in next-day funds, if a day that otherwise would be a Dividend Payment Date for Shares of MMP is succeeded by a day which is not a Business Day then the Dividend Payment Date will be the next succeeding Business Day that is immediately succeeded by a Business Day.

      "Dividend Period" and "Dividend Periods" shall mean, as to each Share of Variable Cumulative Preferred Stock, each period, to which one or more Dividend Payment Dates may relate, with respect to which dividends on such Share shall accumulate and be payable, each such Dividend Period to be determined pursuant to either the Auction Method or the Remarketing Method.

      "Dividend Rate" and "Dividend Rates" shall mean, as to each Share of Variable Cumulative Preferred Stock, each rate at which dividends accumulate and are payable on such Share during a Dividend Period, such Dividend Rate to be determined pursuant to either the Auction Method or the Remarketing Method.

      "Effective Composite Commercial Paper Rate" shall mean, on any date, (i) the Money Market Yield of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, for a maturity that equals the duration of the relevant Dividend Period as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York on such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate by 2:00 P.M., New York City time, on such date, the Money Market Yield of the arithmetic mean of the rates on commercial paper of such maturity placed on behalf of such issuers, as quoted on a discount basis or otherwise by Shearson Lehman Commercial Paper Incorporated, The First Boston Corporation or Goldman, Sachs & Co., or, in lieu of any thereof, their respective affiliates or successors that are commercial paper dealers (the "Commercial Paper Dealers"), to the Trust Company or the Tender Agent, as the case may be, for the close of business on the Business Day immediately preceding such date. In the event that the Federal Reserve Bank of New York does not make available such a rate and if any Commercial Paper Dealer does not quote a rate required to determine the Effective Composite Commercial Paper Rate, the Effective Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. "Substitute Commercial Paper Dealers" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated or Citibank N.A., or, in lieu of either thereof, their respective affiliates or successors that are commercial paper dealers. In the event that no quoted rates are available for a maturity that equals the duration of the relevant Dividend Period, then the rate will be the higher of the quoted rate for the maturity immediately shorter or immediately longer than the duration of the relevant Dividend Period.

      "Effective LIBOR Rate" shall mean, on any date, the offered rates for deposits in dollars for a period of the same duration as the relevant Dividend Period, which appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such date. If at least two such offered rates appear on the Reuters Screen LIBO Page, the Effective LIBOR Rate in respect of such date will be the arithmetic mean of such offered rates. If fewer than two offered rates appear, the Effective LIBOR Rate in respect of such date will be determined on the basis of the rates quoted to the Trust Company or the Tender Agent, as the case may be, at which deposits in dollars are offered by the Reference Banks (as hereinafter defined) at approximately 11:00 A.M., London time, on the day that is the Business Day preceding such date to prime banks in the London interbank market for a period of the same duration as the relevant Dividend Period. The Corporation shall request the principal London office of each of the Reference Banks to provide a quotation of such rate to the Trust Company or the Tender Agent, as the case may be. If at least two such quotations are provided, the Effective LIBOR Rate in respect of
such  date  will  be the arithmetic mean of the  quotations.   If
fewer  than  two  quotations  are  provided  as  requested,   the
Effective LIBOR Rate in respect of such date will be the arithmetic mean of the rates quoted to the Trust Company or Tender Agent, as the case may be, by major banks in New York City, selected by the Corporation, at approximately 11:00 A.M., New York City time, on such date for loans in dollars to leading European banks for a period of the same duration as the relevant Dividend Period. "Reference Banks" means four major banks in the London interbank market, selected by the Corporation, and may include Morgan Guaranty Trust Company of New York. In the event that no quoted rates are available for a maturity that equals the duration of the relevant Dividend Period, then the rate will be the higher of the quoted rate for the maturity immediately shorter or immediately longer than the duration of the relevant Dividend Period.

     "Existing Holder" shall mean, with respect to Shares of MMP, a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such Shares of MMP in the records of the Trust Company and will in all events include holders of Converted SABRES.

      "Federal Funds Rate" shall mean, on any date (i) the overnight Federal funds rate as such rate is made available by the Federal Reserve Bank of New York or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate by 2:00 P.M., New York City time, on any day, the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M., New York City time, on that day by each of three leading brokers of Federal funds transactions in New York City as selected by the Corporation.

      "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph A(2) of Section 6 hereof.

       "Initial  Auction  Date"  shall  mean  the  Business   Day
immediately preceding the first day of a Dividend Period for Converted SABRES.

      "Initial Dividend Period" shall mean, for each Share of Variable Cumulative Preferred Stock, the initial Dividend Period applicable to such Share, which period will commence on the Date of Original Issue and will end on February 7, 1990 in the case of the Series B Shares, February 14, 1990 in the case of the Series C Shares, February 21, 1990 in the case of Series D Shares, February 28, 1990 in the case of Series E Shares and March 7, 1990 in the case of the Series F Shares.

      "Junior Stock" shall mean all stock of the Corporation now or hereafter authorized, except (i) Variable Cumulative Preferred Stock, (ii) Series A Preferred Stock and (iii) any future class of stock ranking prior to or on a parity with Variable Cumulative Preferred Stock as to dividends or distributions upon liquidation.

     "Master Purchaser's Letter" shall mean a letter addressed to the Corporation, the Trust Company, a Remarketing Agent, and an Agent Member in which a Person agrees, among other things, that if such Person should offer to purchase, purchase, offer to sell and/or sell Shares of a Series of Variable Cumulative Preferred Stock, such Person will be bound by the Auction Procedures and the Remarketing Procedures; such letter to be in substantially the form set forth as Exhibit C to the Trust Company Agreement, dated as of December 15, 1989, between the Corporation and Bankers Trust Company, or in such other form as may be agreed (i) with respect to MMP, by the Corporation and the Trust Company and
(ii) with respect to SABRES, by the Corporation and the applicable Remarketing Agent.

      "Maximum Rate" shall mean, on any date, with respect to any Share of Variable Cumulative Preferred Stock, the product of the percentage (determined as set forth below based on the prevailing rating of such Share of Variable Cumulative Preferred Stock in effect at the close of business on the second Business Day immediately preceding such date) and the Applicable Determining Rate for such Share on such date:

                                   Percentage
                                   of Applicable
          Prevailing Rating        Determining Rate
          _________________        ________________

          AA-/"aa3" or above       110%
          A-/"a3"                  125%
          BBB-/"baa3"              150%
          Below BBB-/"baa3"        200%

For purposes of this definition, the "prevailing rating" of each Series of Variable Cumulative Preferred Stock shall be (i) AA-
/"aa3" or above, if the Shares of such Series of Variable Cumulative Preferred Stock have a rating of AA- or better by Standard & Poor's or "aa3" or better by Moody's or the equivalent of either of such ratings by a substitute rating agency or agencies  selected as provided below, (ii) if  not  AA-/"aa3"  or above, then
A-/"a3" if the Shares of such Series of Variable Cumulative Preferred Stock have a rating of A- or better by Standard & Poor's or "a3" or better by Moody's or the equivalent of either of such ratings by a substitute rating agency or agencies selected as provided below, (iii) if not AA-/"aa3" or above or A- /"a3" then BBB-/"baa3" if the Shares of such Series of Variable Cumulative Preferred Stock have a rating of BBB- or better by Standard & Poor's or "baa3" or better by Moody's or the equivalent of either of such ratings by a substitute rating agency or agencies selected as provided below, and (iv) if not AA- /"aa3" or above, A-/"a3" or BBB-/"baa3" then below BBB-/"baa3". The Corporation will take all reasonable action necessary to enable Standard & Poor's and Moody's to provide a rating for each
Series  of  the Variable Cumulative Preferred Stock.   If  either
Standard & Poor's or Moody's fails to make such a rating available, the Corporation or its duly authorized agent will
select   one  or  two  nationally  recognized  securities  rating
agencies to act as a substitute rating agency or agencies, as the case may be. If an alternative nationally recognized securities rating agency or agencies are not available, the applicable rating shall be the highest rating last published by Standard & Poor's, Moody's or such substitute rating agency or agencies.

      "Method Selection Agent" shall mean at any time the entity appointed by the Corporation to act on its behalf in selecting Dividend Determination Methods for a Series of Variable Cumulative Preferred Stock, provided that, if the Corporation shall appoint more than one entity to so act with respect to a Series, "Method Selection Agent" shall mean, unless the context otherwise requires, all entities so appointed.

      "Money Market Yield" shall mean, with respect to any rate which is quoted on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula:

          Money Market Yield  =    D x 360
                                   _____________  x   100
                                   360 - (D x M)

where "D" refers to the per annum rate, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the number of days for which such bank discount rate is quoted.

"MMP" shall mean the Shares of Variable Cumulative Preferred Stock for which the Dividend Rate and Dividend Period are determined, other than during a Payment Failure, pursuant to the Auction Method and during a Payment Failure, "MMP" shall mean the Shares of Variable Cumulative Preferred Stock which were MMP immediately preceding such Payment Failure.

"Moody's" shall mean Moody's Investors Service, Inc. and its successors.

"Notice of Method Selection" shall mean a notice from the applicable Method Selection Agent to all record holders of Shares of Variable Cumulative Preferred Stock of a Series specifying the Dividend Determination Method for any Subsequent Dividend Period with respect to all Shares of such Series.

"Notice of Removal" shall mean a notice from the Corporation to all record holders of Shares of Variable Cumulative Preferred Stock of a Series specifying that each Term Selection Agent or Method Selection Agent, as the case may be, with respect to such Series has been removed by the Corporation.

"Notice of Term Selection" shall mean a notice from the applicable Term Selection Agent to all record holders of Shares of MMP or Converted SABRES of a Series specifying, among other things, the length of the next succeeding Dividend Period with respect to such Series.

"Notice of Withdrawal" shall mean a notice from the applicable Term Selection Agent to all record holders of Shares of MMP or Converted SABRES of a Series specifying that the Notice of Term
Selection previously sent to record holders of Shares of such Series has been withdrawn.

"Order" and "Orders" shall have the respective meanings specified in paragraph A(2) of Section 6 hereof.

"Outstanding" shall mean, as of any date, Shares of a Series of Variable Cumulative Preferred Stock theretofore issued by the Corporation except (i) any Shares of such Series of Variable Cumulative Preferred Stock theretofore cancelled or delivered for cancellation or redeemed by the Corporation, or as to which a notice of redemption shall have been given by the Corporation (unless the Corporation defaults in providing money for the payment of the redemption price of such Shares within three Business Days following the redemption date therefor), (ii) any Shares of such Series of Variable Cumulative Preferred Stock as to which the Corporation or any Affiliate thereof shall be an owner (except that any Shares acquired by an Affiliate which is a Broker-Dealer and which acquired such Shares in the normal course of its business shall be deemed to be Outstanding), or (iii) any Shares of such Series of Variable Cumulative Preferred Stock represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation.

"Paying Agent" shall mean a bank or trust company duly appointed as such Paying Agent.

"Payment Failure" shall mean any failure by the Corporation to pay (or set aside for payment): (i) any dividends in respect of any Share of Variable Cumulative Preferred Stock which have accumulated during any Dividend Period applicable to such Share on the last Dividend Payment Date with respect to such Dividend Period or (ii) the redemption price in respect of Shares of Variable Cumulative Preferred Stock called for redemption on the date of redemption, provided that, in the case of either clause
(i) or (ii) above, such failure shall continue unremedied for more than three Business Days.

"Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Holder" shall mean, with respect to Shares of MMP, any Person, including any Existing Holder, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring Shares of MMP (or, in the case of an Existing Holder, acquiring additional Shares of MMP).

"Remaining Shares" shall have the meaning specified in  paragraph
D(1)(d) of Section 6 hereof.

"Remarketing" shall mean the periodic implementation of the Remarketing Procedures.

"Remarketing Agent" shall mean, at any time, the entity or entities appointed by the Corporation to act on its behalf in establishing Dividend Rates, Dividend Periods, redemption prices and redemption dates for Shares of SABRES of a Series and to act on behalf of holders of such Shares in Remarketing such Shares as provided in the Remarketing Procedures.

"Remarketing  Agreement"  shall mean  an  agreement  between  the
Corporation  and  a  Remarketing  Agent  pursuant  to   which   a
Remarketing Agent agrees to following the Remarketing Procedures.

"Remarketing Conditions" shall mean the following factors: (i) short-term and long-term market rates and indices of such short-term and long-term rates, (ii) market supply and demand for short-term and long-term securities, (iii) yield curves for short-term and long-term securities comparable to the Shares of Variable
Cumulative   Preferred   Stock,  (iv)  industry   and   financial
conditions which may affect the Shares of Variable Cumulative Preferred Stock, (v) the number of Shares of Variable Cumulative
Preferred  Stock  to  be  sold  pursuant  to  an  Auction  or   a
Remarketing, as the case may be, (vi) the number of potential purchasers of Variable Cumulative Preferred Stock, (vii) the
Dividend  Periods  and  Dividend  Rates  at  which  current   and
potential  holders of Variable Cumulative Preferred  Stock  would
remain   or   become  holders,  (viii)  current  tax   laws   and
administrative interpretations with respect thereto and (ix) discussions with the Corporation about its current and projected funding requirements based on its asset and liability position, tax position and current financing objectives.

"Remarketing Method" shall mean a method of determining the duration of Dividend Periods and Dividend Rates for the Shares of Variable Cumulative Preferred Stock of a Series pursuant to the Remarketing Procedures, as described in paragraph E of Section 5 hereof.

"Remarketing   Procedures"  shall   mean   the   procedures   for
Remarketing Shares of SABRES set forth in Section 7 hereof.

"Rounding Procedures" shall mean, if as a result of an Auction (including the implementation of the Auction Procedures), any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of Shares of MMP not evenly divisible by 100, on any Auction Date, the Trust Company shall, in such manner as it determines, round up or down the number of Shares of MMP to be held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date so that the number of Shares of MMP held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of Shares of MMP evenly divisible by 100, even if such allocation results in one or more of such Potential Holders not purchasing any Shares of MMP on such Auction Date.

"SABRES" shall mean the Shares of Variable Cumulative Preferred Stock for which the Dividend Rate and Dividend Period are determined, other than during a Payment Failure, pursuant to the Remarketing Method and during a Payment Failure, "SABRES" shall mean the Shares of Variable Cumulative Preferred Stock which were SABRES immediately preceding such Payment Failure.

"SABRES Depository" shall mean any depository selected by the Corporation which agrees to follow the procedures required to be followed by such depository in connection with the Shares of SABRES.

"Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph A(2) of Section 6 hereof.

"Series"  shall mean each group of series of Shares  of  Variable
Cumulative  Preferred  Stock, of 50,000 Shares  each,  designated
Series   B,   Series  C,  Series  D,  Series  E  and  Series   F,
respectively.

"Series  A  Preferred  Stock"  shall  mean  the  Adjustable  Rate
Cumulative Preferred Stock, Series A, without par value, stated value $100 per Share, of the Corporation.

"Shares"  shall mean the shares of any or all Series of  Variable
Cumulative Preferred Stock.

"Standard & Poor's" shall mean Standard & Poor's Corporation and its successors.

"Standard Auction Period" shall mean 49 days, provided that, if there is a change in tax law altering the holding period specified in Section 246(c) of the Code or any successor provision thereto, the Board of Directors may increase or decrease the period of time theretofore constituting the Standard Auction Period so as to adjust uniformly the number of days in the Standard Auction Period for Dividend Periods commencing after the date of such change in law to equal or exceed the then-current holding period specified in Section 246(c) of the Code or any successor provision thereto, and such period as so adjusted shall be the Standard Auction Period; and provided further that the number of days as so adjusted shall not exceed 98 and shall be evenly divisible by seven.

"Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

"Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph C(l) of Section 6 hereof.

"Submitted Hold Order" and "Submitted Hold Orders" shall have the respective  meanings specified in paragraph  C(1)  of  Section  6 hereof.

"Submitted   Order"  and  "Submitted  Orders"  shall   have   the
respective  meanings specified in paragraph  C(1)  of  Section  6 hereof.

"Submitted Sell Order" and "Submitted Sell Orders" shall have the respective  meanings specified in paragraph  C(1)  of  Section  6 hereof.

"Subsequent Dividend Period" and "Subsequent Dividend Periods" shall mean, for each Share of Variable Cumulative Preferred
Stock, each Dividend Period applicable thereto other than the Initial Dividend Period applicable thereto.

"Sufficient Clearing Bids" shall have the meaning specified in paragraph C(1)(b) of Section 6 hereof.

"Tender Agent" shall mean, at any time, the bank or the organization appointed by the Corporation to perform the duties of Tender Agent as provided in the Remarketing Procedures.

"Term Selection Agent" shall mean at any time the entity appointed by the Corporation to act on its behalf in establishing Dividend Periods, redemption prices and redemption dates for a Series of MMP or Converted SABRES, provided that, if the Corporation shall appoint more than one entity to so act with respect to a Series, "Term Selection Agent" shall mean, unless the context otherwise requires, all entities so appointed.

"Trust Company" shall mean a bank or trust company duly appointed as such.

"Unit" shall mean 100 Shares, or integral multiples thereof, of a Series of Variable Cumulative Preferred Stock.

"U.S. Treasury Rate" shall mean, on any date, (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury security with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Rate on such date. "Alternate Treasury Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury security with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained by the Trust Company or the Tender Agent, as the case may be, from at least three recognized primary U.S. Government securities dealers selected by the Corporation.

"Winning  Bid Rate" shall have the meaning specified in paragraph
C(1)(c) of Section 6 hereof.

3.Parity.   All  Shares  of  all Series  of  Variable  Cumulative
Preferred Stock, and all Shares of Series A Preferred Stock, shall rank equally with respect to payments of dividends and distributions upon liquidation.

4.Different Shares as Different Series. Each Share of Variable Cumulative Preferred Stock shall be a separate series of its respective Series. Each Share shall have identical voting powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof; provided, however, that each Share may have a different Dividend Period, Dividend Rate, redemption price and redemption date from each other Share, including without limitation different Dividend Rates, redemption prices and redemption dates for Shares having Dividend Periods of equal length which were set on the same day. Shares will be issued in Units only.

5.Dividends and Dividend Periods.

A. The holders of Shares of Variable Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the
Board of Directors of the Corporation, out of funds legally available therefor, cumulative cash preferential dividends at the Dividend Rates per annum, on the dates, for the periods and otherwise in the manner provided in this Section 5. Such preferential dividends shall be declared and paid or set apart for payment in full for all previous Dividend Periods before the declaration, payment or setting apart of any funds or assets for payment of any dividends on, or the making of, or the setting apart of, any funds or assets for any distribution with respect to, any class of Junior Stock, and before any purchase, redemption or other acquisition of any class of Junior Stock or the setting apart of any funds or assets for such purchase, redemption or acquisition. Each Share of Variable Cumulative Preferred Stock shall rank on a parity with each Share of Series A Preferred Stock and with each other Share of Variable Cumulative Preferred Stock, irrespective of Series, with respect to the preferential dividends at the respective rate fixed for such Share, and no preferential dividend shall be declared or paid or set apart for payment on any Shares of Variable Cumulative Preferred Stock of any Series for any current Dividend Period if dividends on any other Shares of Variable Cumulative Preferred Stock or Series A Preferred Stock are accumulated and unpaid for any prior dividend period or, in case of payment of dividend arrearages on Variable Cumulative Preferred Stock or Series A Preferred Stock, unless at the same time the Corporation shall also declare or pay or set apart for payment, as the case may be, such amounts with respect to all such dividend arrearages on all shares of Variable Cumulative Preferred Stock and Series A Preferred Stock so that all such shares shall share ratably in such payment in proportion to the respective amounts of dividends in arrears on all such shares to the date of payment. For purposes hereof, dividend accumulations and arrearages do not include any dividends which have not yet become payable or dividends for any Dividend Payment Date that has not occurred.

B. Dividends on each Share of Variable Cumulative Preferred Stock shall accumulate from the Date of Original Issue thereof and shall be payable on the last Dividend Payment Date with respect to each Dividend Period applicable thereto, regardless of its length, and on each additional Dividend Payment Date, if any, for such Share. The Dividend Rate for Shares of each Series of Variable Cumulative Preferred Stock for the Initial Dividend Period shall be 6.75% per annum. Thereafter, the determination of the duration of each Subsequent Dividend Period with respect to each Series of Variable Cumulative Preferred Stock and the Dividend Rate and each Dividend Payment Date for such Subsequent Dividend Period shall be determined by either the Auction Method or the Remarketing Method.

Subject to the limitations set forth below, either Dividend Determination Method may be selected by the Method Selection Agent for a Series of Variable Cumulative Preferred Stock for any Subsequent Dividend Period with respect to all the Shares of Variable Cumulative Preferred Stock of such Series if such Method Selection Agent determines at the time of such selection, based upon then-current Remarketing Conditions, that the Method so selected will be the most favorable financing alternative for the Corporation. If more than one entity is serving as Method Selection Agent for a Series, such entities shall act in concert in performing their duties, provided that the notices referred to herein may be given by one entity on behalf of all such entities. The Method Selection Agent for any Series shall make such selection in a Notice of Method Selection sent to holders of record of Shares of such Series by such Method Selection Agent, by first-class mail, postage prepaid, to the address of each such holder as the same appears on the stock register of the Corporation, not less than seven Business Days prior to the first day of such Subsequent Dividend Period. Copies of such Notice of Method Selection shall be delivered physically or by telecopier or other written electronic communication to the Corporation and the Trust Company or the Remarketing Agent, as the case may be, at the same time they are transmitted to the record holders of Shares. Each Notice of Method Selection will state the Method selected by the Method Selection Agent. If the Method Selection Agent for a Series which are then SABRES selects the Auction Method for any Subsequent Dividend Period, the Remarketing Agent for such Series will establish Dividend Periods and Dividend Rates for Shares of such Series until the Initial Auction Date in a manner that will best promote an orderly transition to the Auction Method. Any Dividend Determination Method so selected by the Method Selection Agent for a Series shall continue in effect for such Series until the Method Selection Agent selects the other Method in the aforesaid manner. Until a Method Selection Agent for any Series has been appointed, the Dividend Determination Method will be the Auction Method.

Any Notice of Method Selection with respect to any Subsequent Dividend Period for any Series of Variable Cumulative Preferred Stock shall be deemed to have been withdrawn if on or prior to the second Business Day preceding the first day of such Subsequent Dividend Period the Corporation shall have removed the Method Selection Agent for such Series, and in such event the Corporation shall give a Notice of Removal to record holders of Shares of such Series by first-class mail, postage prepaid, to the address of each such holder as the same appears on the stock register of the Corporation. If more than one entity has been appointed and is acting as Method Selection Agent for that Series, such Notice of Method Selection shall be deemed to have been withdrawn only if the Corporation shall have removed all such entities; and the removal at any time by the Corporation of one or more but not all such entities shall not effect a deemed withdrawal of a Notice of Method Selection and in any such event no Notice of Removal need be given. Copies of any Notice of Removal shall be delivered physically or by telecopier or other written electronic communication to the Trust Company or the applicable Remarketing Agent, as the case may be, at the same time they are transmitted to the record holders of Shares. If the Method Selection Agent for any Series resigns or is removed (or, in either case, if more than one entity has been appointed and is acting as Method Selection Agent for that Series, then all such entities), the Dividend Determination Method applicable to such Series in effect at the time of such resignation or removal will continue in effect until the Corporation appoints a successor Method Selection Agent for such Series and such Method Selection Agent sends a Notice of Method Selection. If, as a result of such resignation or removal of the Method Selection Agent, the Dividend Determination Method for any Series will continue to be the Auction Method, then the duration of the next succeeding Dividend Period for such Series will be the Standard Auction Period.

Any Method for a Series of Variable Cumulative Preferred Stock selected by the Method Selection Agent for such Series pursuant to a Notice of Method Selection (except a Notice of Method Selection that is deemed to be withdrawn) shall be conclusive and binding on the Corporation and the holders of Shares of such Series. If the Notice of Method Selection is not deemed to have been withdrawn, any Method so selected by the Method Selection Agent for a Series will continue in effect for that Series until such Method Selection Agent selects the other Method in the aforesaid manner. No defect in the Notice of Method Selection or the Notice of Removal of the Method Selection Agent or in the mailing thereof shall affect the validity of any change in the Dividend Determination Method or any such withdrawal or removal.

Notwithstanding the foregoing, the Method Selection Agent for a Series shall not be entitled to change the Dividend Determination Method then applicable to such Series if (i) at the time of an election that the Remarketing Method apply to a Series, the Corporation has not appointed (and given notice or taken such other action as may be necessary for the timely effectiveness of such appointment) a Remarketing Agent, a Tender Agent and a
SABRES Depository for such Series, (ii) at the time of an election that the Auction Method apply to a Series, the Corporation has not appointed (and given notice or taken such other action as aforesaid) a Trust Company, an Auction Stock Depository and at least one Broker-Dealer for such Series, or such election would result in more than one Dividend Period for the Shares of such Series or (iii) at the time of any such election, a Payment Failure has occurred and is continuing. Once the Method Selection Agent for a Series shall have selected a Dividend Determination Method for such Series for a Subsequent Dividend Period in the aforesaid manner, such selection shall become effective on the last day of the Dividend Period(s) then applicable to Shares of such Series notwithstanding any Payment Failure which may occur after the delivery of the Notice of Method Selection by the Method Selection Agent, the failure to remarket tendered Shares of SABRES of such Series, in the case of the selection of the Remarketing Method, or the lack of Sufficient Clearing Bids in the Auction for such Series, in the case of the selection of the Auction Method.

C. Each Dividend Period for Shares of Variable Cumulative Preferred Stock shall have a duration of not more than 30 years and not less than (i) seven days in the case of MMP and (ii) one Business Day in the case of SABRES. Each Dividend Period shall end on the day immediately preceding the first day of a Subsequent Dividend Period.

D. Each Subsequent Dividend Period for each Series of MMP will begin on a Dividend Payment Date and, except as otherwise provided herein, the duration of each Subsequent Dividend Period for each Series of MMP shall be the Standard Auction Period, provided that, subject to the limitations set forth in paragraph C of this Section 5, the applicable Term Selection Agent for such Series may, except during the continuance of a Payment Failure, select the duration of any Subsequent Dividend Period for Shares of MMP of such Series by sending a Notice of Term Selection to all holders of record of Shares of MMP or Converted SABRES of such Series, by first-class mail, postage prepaid, to the address of each such holder as the same appears on the stock register of the Corporation, not less than seven Business Days nor more than 60 days prior to the first day of such Subsequent Dividend Period. The Term Selection Agent for each Series of MMP will establish Dividend Periods for such Series (and any additional
Dividend Payment Dates, and redemption dates and redemption prices) that the Term Selection Agent determines will be the most favorable financing alternative for the Corporation based upon the then-current Remarketing Conditions. If more than one entity is serving as Term Selection Agent for a Series, such entities shall act in concert in performing their duties, provided that notices referred to herein may be given by one such entity on behalf of all such entities. Each Notice of Term Selection shall state (i) the length of the next succeeding Dividend Period, (ii) in the case of any Dividend Period in excess of 99 days in duration, any Dividend Payment Date or Dates selected by the Term Selection Agent in addition to the last Dividend Payment Date with respect to such Dividend Period and (iii) any additional dates on which Shares of MMP may be redeemed and the corresponding redemption prices (which may not be less than One Thousand Dollars ($1,000) per Share in the case of Shares having a Dividend Period in excess of 364 days) determined by such Term Selection Agent. In the absence of any Notice of Term Selection for a Series of MMP with respect to a Subsequent Dividend Period, the duration of such period shall be the Standard Auction Period. The Term Selection Agent for any series of MMP may withdraw any Notice of Term Selection with respect to such Series, if such Term Selection Agent determines that because of subsequent changes in the Remarketing Conditions the duration of the Subsequent Dividend Period specified in such Notice of Term Selection will not result in the most favorable financing alternative for the Corporation, by sending a Notice of Withdrawal to all holders of record of Shares of MMP or Converted SABRES of such Series by first-class mail, postage prepaid, to the address of each such holder as the same appears on the stock register of the Corporation, by no later than 3:00 P.M., New York City time, on the third Business Day preceding the first day of the applicable Subsequent Dividend Period.

Any  Notice of Term Selection with respect to any Series  of  MMP shall be deemed to have been withdrawn if on or prior to the second Business Day preceding the first day of the applicable Subsequent Dividend Period for such Series, the Corporation shall have removed the Term Selection Agent for such Series, and in such event the Corporation shall give a Notice of Removal to record holders of Shares of such Series by first-class mail, postage prepaid, to the address of each such holder as the same appears on the stock register of the Corporation. If more than one entity has been appointed and is acting as Term Selection Agent for that Series, such Notice of Term Selection shall be deemed to have been withdrawn only if the Corporation shall have removed all such entities; and the removal at any time by the Corporation of one or more but not all such entities shall not effect a deemed withdrawal of a Notice of Term Selection and in any such event no Notice of Removal need be given. If the Term Selection Agent for any Series of MMP sends a Notice of Term Selection with respect to any Subsequent Dividend Period for such Series and delivers a Notice of Withdrawal with respect thereto or such Notice of Term Selection is deemed to have been withdrawn, the duration of such Subsequent Dividend Period for such Series will be the Standard Auction Period. In addition, if there is no Term Selection Agent for any Series of MMP as a result of the resignation or removal of all entities then serving as such, then the duration of each Subsequent Dividend Period will be the Standard Auction Period until the Corporation shall appoint a Term Selection Agent for such Series and such Term Selection Agent shall send a Notice of Term Selection. Any Subsequent Dividend Period for a Series of MMP established by the Term Selection Agent for such Series pursuant to a Notice of Term Selection Agent for such Series pursuant to a Notice of Term Selection (except a Notice of Term Selection that is deemed to be withdrawn) and any withdrawal thereof pursuant to a Notice of Withdrawal shall be conclusive and binding on the Corporation and the holders of Shares of such Series of MMP.

Copies of any Notice of Term Selection, Notice of Withdrawal or Notice of Removal shall be delivered physically or by telecopier or other written electronic communication to the Trust Company and the applicable Method Selection Agent by the Term Selection Agent or the Corporation, as the case may be, at the same time they are transmitted to the record holders of Shares of MMP. The Trust Company will thereupon use its reasonable best efforts to provide copies of any such notice to each Broker-Dealer for such Series as soon as practicable after receiving such notice. No defect in any notice or in the mailing thereof shall affect the validity of any change in the Dividend Period or any such withdrawal or removal.

Notwithstanding the foregoing, in the event that Sufficient Clearing Bids have not been made, so that the Dividend Rate for the next Dividend Period for a Series of MMP is equal to the Maximum Rate, then the duration of the Subsequent Dividend Period in respect of such Series of MMP shall be the lesser of (i) the length of such Dividend Period as specified by the Term Selection Agent in a Notice of Term Selection sent as described above, or
(ii) the Standard Auction Period.

At all times prior to a Payment Failure, all Shares of MMP of a Series will have a single Dividend Period and will accumulate dividends at a single Dividend Rate. Except as provided in paragraph G of this Section 5, the Dividend Rate per annum on the Shares of MMP of a Series for each Subsequent Dividend Period shall be equal to the rate per annum that the Trust Company advises the Corporation has resulted from an Auction for such Series. An Auction for MMP of each Series to determine the Dividend Rate for each Subsequent Dividend Period for such Series will be held on the Business Day immediately preceding the first day of each such Subsequent Dividend Period.

E. Each Subsequent Dividend Period for each Series of SABRES will begin on a Dividend Payment Date, and except as otherwise provided in paragraphs F and G of this Section 5, the duration of each Subsequent Dividend Period and the Dividend Rate for each such Subsequent Dividend Period for each Share of SABRES shall be established by the Remarketing Agent for such Shares pursuant to the Remarketing Procedures, such determination to be conclusive and binding on the Corporation and the holder of such Share of SABRES.

F.   Notwithstanding the provisions of paragraphs D and E of this
Section 5, the Dividend Rate which results from the application of the Auction Procedures or the Remarketing Procedures for any Subsequent Dividend Period for any Share of Variable Cumulative Preferred Stock shall not be greater than the Maximum Rate for such Share (i) on the Auction Date, if such Share is MMP or Converted SABRES, or (ii) on the day of Remarketing of such Share, if such Share is SABRES or Converted MMP.

G. Notwithstanding the foregoing provisions of this Section 5, the application of the Auction Procedures and the Remarketing Procedures shall be suspended during the continuance of a Payment Failure; and during such continuance dividends will accumulate on the Shares of Variable Cumulative Preferred Stock of all Series at Dividend Rates equal to two hundred percent (200%) of the Applicable Determining Rate for successive Dividend Periods commencing on and after the date such Payment Failure first occurred, or, in the case of the Shares of any Series of Variable Cumulative Preferred Stock so called for redemption, for successive Dividend Periods commencing on and after such redemption date, the duration of such Dividend Periods to be one Business Day in the case of Shares of SABRES and the Standard Auction Period in the case of Shares of MMP. In no event shall the Dividend Rate on any Share of Variable Cumulative Preferred Stock be adjusted prior to the end of a Dividend Period for such Share. If no Payment Failure continues to exist at the end of a Dividend Period, the application of the Auction Procedures and the Remarketing Procedures shall the resumed.

H.   The Corporation shall pay to the Paying Agent not later than
(i) in the case of Dividend Periods of one Business Day, 4:00 P.M., New York City time, and (ii) in the case of all other Dividend Periods, 12:00 noon, New York City time, in each case, on the Business Day next preceding each Dividend Payment Date for Shares of Variable Cumulative Preferred Stock, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to all dividends to be paid to all holders of Shares of such Variable Cumulative Preferred Stock on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the holders.

I. Each dividend shall be paid to the holders of record at their respective addresses as the same appear on the stock register of the Corporation on the Business Day next preceding the Dividend Payment Date relating to such dividend. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date.

J. The amount of dividends per Share accumulated on each Share of Variable Cumulative Preferred Stock during any Dividend Period of less than 365 days shall be computed by multiplying the
Dividend Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period (calculated by counting the first day thereof and including the last day thereof) and the denominator of which shall be 360, and multiplying One Thousand Dollars ($1,000) by the rate so obtained. During any Dividend Period of 365 days or longer, the amount of dividends per Share accumulated on each Share of Variable Cumulative Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

K. Each prospective purchaser of Shares of Variable Cumulative Preferred Stock will be required to sign a Master Purchaser's Letter and deliver such Master Purchaser's Letter (i) to a Broker-Dealer (who will deliver copies thereof to the Trust Company) as a condition precedent to purchasing MMP or (ii) to the applicable Remarketing Agent (who will deliver copies thereof to the Tender Agent) as a condition precedent to purchasing SABRES.

6.Auction Procedures.

A.   Orders  by  Existing  Holders and Potential  Holders  in  an
Auction. All Orders must be submitted in Units. On or prior to the Submission Deadline on each Auction Date:

(1)   each   Existing  Holder  may  submit  to  a   Broker-Dealer
information as to:

           (a) the number of Outstanding Shares of MMP of such Series, if any, held by such Existing Holder which such Existing Holder desires to continue to hold for the next succeeding Dividend Period without regard to the rate determined by the Auction Procedures for the next succeeding Dividend Period;

           (b) the number of Outstanding Shares of MMP of such Series, if any, that such Existing Holder desires to sell for the next succeeding Dividend Period if the rate determined by the Auction Procedures shall be less than the rate per annum specified by such Existing Holder; and/or

           (c) the number of Outstanding Shares of MMP of such Series, if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the rate determined by the Auction Procedures for the next succeeding Dividend Period; and

(2) one or more Broker-Dealers shall in good faith, for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, by telephone or otherwise to determine the number of Shares of MMP of such Series, if any, which each such Potential Holder offers to purchase, provided that the rate determined by the Auction Procedures for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.
For the purposes hereof, the communication to a Broker-Dealer of information referred to in paragraph A(1)(a), A(1)(b), or A(1)(c) or A(2) of this Section 6 is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in paragraph A(l)(a) of this Section 6 is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in paragraph A(1)(b) or A(2) of this Section 6 is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in paragraph A(l)(c) of this Section 6 is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

(3) a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

           (a) the number of Outstanding Shares of MMP of such Series specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be less than the rate specified therein; or

           (b) such number or a lesser number of Outstanding Shares of MMP of such Series to be determined as set forth in paragraph D(1)(d) of this Section 6 if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate specified therein; or

           (c) a lesser number of Outstanding Shares of MMP of such Series to be determined as set forth in paragraph D(2)(c) of this Section 6 if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(4) a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

           (a) the number of Outstanding Shares of MMP of such Series specified in such Sell Order, or

           (b)  such  number  or a lesser number  of  Outstanding
Shares of MMP of such Series as set forth in paragraph D(2)(c) of this Section 6 if Sufficient Clearing Bids do not exist.

(5) a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

           (a) the number of Outstanding Shares of MMP of such Series specified in such Bid if the rate determined by the Auction Procedures on such Auction Date shall be higher than the rate specified therein; or

          (b) the number or a lesser number of Outstanding Shares of MMP of such Series as set forth in paragraph D(1)(e) of this
Section 6 if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate specified therein.

B. Submission of Orders by Broker-Dealers to Trust Company.

(1)  Each  Broker-Dealer shall submit in  writing  to  the  Trust
Company prior to the Submission Deadline on each Auction Date for a Series of MMP all Orders obtained by such Broker-Dealer and specify with respect to each Order:

          (a) the name of the Bidder placing such Order;

           (b) the aggregate number of Shares of MMP of such Series that are the subject of such Order;

           (c)  to  the  extent that such Bidder is  an  Existing
Holder:

               (i) the number of Shares of MMP of such Series, if any, subject to any Hold Order;

                (ii) the number of Shares of MMP of such Series, if any, subject to any Bid and the rate specified in such Bid;
and

                (iii) the number of Shares of MMP of such Series, if any, subject to any Sell Order; and

                (d)  to  the  extent such Bidder is  a  Potential
Holder, the rate specified in such Potential Holder's Bid.

(2) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next highest one thousandth
(.001) of 1%.

(3) If an Order or Orders covering all of the Outstanding Shares of MMP of such Series held by any Existing Holder is or are not submitted for any reason to the Trust Company prior to the Submission Deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding Shares of MMP of such Series held by such Existing Holder and not subject to Orders submitted to the Trust Company, except that (i) a Sell Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder in the case of an Auction for a Dividend Period of 365 days or more and (ii) a Sell Order will be deemed to have been submitted on behalf of a holder of Converted SABRES if an Order is not submitted on behalf of such holder.

(4) If one or more Orders covering in the aggregate more than the number of Outstanding Shares of MMP of such Series held by any Existing Holder are submitted to the Trust Company, such Orders shall be considered valid as follows and in the following order of priority:

          (a) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Shares of MMP of such Series held by such Existing Holder, and, if the number of Shares of MMP of such Series subject to such Hold Orders exceeds the number of Shares of MMP of such Series held by such Existing Holder, the number of Shares of MMP of such Series subject to each such Hold Order shall be reduced pro rata to cover the number of Shares of MMP of such Series held by such Existing Holder:

           (b) (i) any Bid shall be considered valid up to and including the excess of the number of Outstanding Shares of MMP of such Series held by such Existing Holder over the number of Shares of MMP of such Series subject to any Hold Order referred to in paragraph B(4)(a) above,

                (ii) subject to paragraph B(4)(b)(i) above, if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Shares of MMP of such Series subject to such Bids is greater than such excess such Bids shall be considered valid up to the amount of such excess, and the number of Shares of MMP of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of Shares of MMP of such Series equal to such excess.

                (iii) subject to paragraphs B(4)(b)(i) and (ii) above, if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to the amount of such excess, and

               (iv) in any such event the number, if any, of such Shares of MMP of such Series subject to Bids not valid under this paragraph B(4)(b) shall be treated as the subject of a Bid by a Potential Holder; and

           (c) all Sell Orders shall be considered valid but only up to and including in the aggregate the excess of the number of Outstanding Shares of MMP of such Series held by such Existing Holder over the sum of the Shares of MMP of such Series subject to Hold Orders referred to in paragraph B(4)(a) and valid Bids by Existing Holders referred to in paragraph B(4)(b) above.

(5)  If more than one Bid is submitted on behalf of any Potential
Holder, each Bid submitted shall be a separate Bid with the rate therein specified.

C.Determination of Sufficient Clearing Bids, Winning Bid Rate and
Dividend Rate.

(1) Not earlier than the Submission Deadline on each Auction Date for a Series of MMP, the Trust Company shall assemble all Orders submitted or deemed submitted to it by Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

           (a)  the  excess  of the total number  of  Outstanding
Shares  of  MMP  of  such Series over the number  of  Outstanding
Shares of MMP of such Series that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Shares");

           (b) From the Submitted Orders whether the number of Outstanding Shares of MMP of such Series that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of:

                (i) the number of Outstanding Shares of MMP of such Series that are the subject of Submitted Bids by Existing
Holders  specifying  one or more rates higher  than  the  Maximum
Rate, and

                (ii) the number of Outstanding Shares of MMP of such Series that are subject to Submitted Sell Orders

(in the event of such excess or such equality, other than because the number of Shares of MMP of such Series in paragraphs C(1)(b)(i) and C(1)(b)(ii) above is zero because all of the Outstanding Shares of MMP of such Series are the subject of Submitted Hold Orders, such Submitted Bids in this paragraph (b) being hereinafter referred to collectively as "Sufficient Clearing Bids"), and

           (c) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                (i) (A) each Submitted Bid from Existing Holders specifying such lowest rate and (B) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Shares of MMP of such Series that are the subject of such Submitted Bids, and

               (ii) (A) each Submitted Bid from Potential Holders specifying such lowest rate and (B) all other Submitted Bids from Potential Holders specifying lower rates were accepted, thus entitling the Potential Holders to purchase the Shares of MMP of such Series that are the subject of those Submitted Bids, would result in such Existing Holders described in paragraph C(1)(c)(i) above continuing to hold an aggregate number of Outstanding Shares of MMP of such Series which, when added to the number of Outstanding Shares of MMP of such Series to be purchased by such Potential Holders described in paragraph C(1)(c)(ii) above would equal not less than the Available Shares.

(2) Promptly after the Trust Company has made the determinations pursuant to paragraph C(1) above, the Trust Company shall advise the Corporation of the Applicable Determining Rate and the Maximum Rate and, based on such determinations, the Dividend Rate for the next succeeding Dividend Period as follows:

           (a) if Sufficient Clearing Bids exist, that the Dividend Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

           (b) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Shares of MMP of such Series of a Series are the subject of Submitted Hold Orders), that the Dividend Rate for the next succeeding Dividend Period shall be the Maximum Rate; or

           (c) if all of the Outstanding Shares of MMP of such Series are the subject of Submitted Hold Orders, the Dividend Rate for the next succeeding Dividend Period shall be equal to fifty-eight per cent (58%) of the Applicable Determining Rate.

D.Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares in an Auction. Based on the determinations made pursuant to paragraph C(l) above, the Submitted Bids and the Submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other action as set forth below:

(l) If Sufficient Clearing Bids have been made, Submitted Bids and Submitted Sell Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected, subject to the Rounding
Procedures:

          (a) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bids of each of the Existing Holders specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Shares of MMP of such Series that are the subject of such Submitted Bids;

           (b) the Submitted Bids of each of the Existing Holders specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to continue to hold the Shares of MMP of such Series that are the subject of such Submitted Bids;

          (c) the Submitted Bids of each of the Potential Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted;

           (d) the Submitted Bids of each of the Existing Holders specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus requiring each such Existing Holder to continue to hold the Shares of MMP of such Series that are the subject of such Submitted Bids, unless the number of Outstanding Shares of MMP of such Series subject to all such Submitted Bids shall be greater than the number of Shares ("Remaining Shares") equal to the excess of the Available Shares over the number of Shares of
MMP of such Series subject to Submitted Bids described in paragraphs D(1)(b) and D(1)(c) above, in which event the Submitted Bids of each such Existing Holder shall be rejected in part, and each such Existing Holder shall be required to continue to hold Shares of MMP of such Series, but only in an amount equal to the difference between (A) the number of Outstanding Shares of MMP of such Series then held by such Existing Holder subject to such Submitted Bids and (B) the number of Shares of MMP of such Series obtained by multiplying the number of Remaining Shares by a fraction, the numerator of which shall be the number of Outstanding Shares of MMP of such Series held by such Existing Holder subject to such Submitted Bids, and the denominator of which shall be the sum of the number of Outstanding Shares of MMP of such Series subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

          (e) the Submitted Bids of each of the Potential Holders specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Shares of MMP of such Series obtained by multiplying the difference between the Available Shares and the number of Shares of MMP of such Series subject to Submitted Bids described in paragraphs D(1)(b), D(1)(c) and D(1)(d) above by a fraction, the numerator of which shall be the number of Outstanding Shares of MMP of such Series subject to such Submitted Bids, and the denominator of which shall be the sum of the number of Outstanding Shares of MMP of such Series subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

(2) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Shares of MMP of such Series are subject to Submitted Hold Orders), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected, subject to the Rounding Procedures:

            (a) the Submitted Bids of each Existing Holder specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus requiring such Existing Holder to continue to hold the Shares of MMP of such Series that are the subject of such Submitted Bids;

           (b) the Submitted Bids if each Potential Holder specifying any rate that is equal to or lower than the Maximum
Rate shall be accepted; and

            (c) the Submitted Bids of each Existing Holder specifying any rate that is higher than the Maximum Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Shares of MMP of such Series subject to Submitted Bid or Submitted Sell Order, but, in both cases only in an amount equal to the difference between (A) the number of Outstanding Shares of MMP of such Series then held by such Existing Holder subject to such Submitted Bids or Submitted Sell Orders and (B) the number of Shares of MMP of such Series obtained by multiplying the difference between the Available Shares and the aggregate number of Shares of MMP of such Series subject to Submitted Bids described in paragraphs D(2)(a) and D(2)(b) above by a fraction, the numerator of which shall be the number of Outstanding Shares of MMP of such Series held by such Existing Holder subject to such Submitted Bids or Submitted Sell Orders, and the denominator of which shall be the number of Outstanding Shares of MMP of such Series subject to all such Submitted Bids and Submitted Sell Orders.

7.Remarketing Procedures.

A. Determination of Dividend Periods and Rates for Remarketed Stock. Subject to paragraphs F and G of Section 5 hereof, the duration of each Subsequent Dividend Period, and the Dividend Rate for each Subsequent Dividend Period, will be established by the Remarketing Agent for each Share of SABRES and will be conclusive and binding on the Corporation and the holder of such Share of SABRES. Each Remarketing Agent will establish Dividend Rates (which shall not exceed the Maximum Rate) for each Dividend Period for such Share of SABRES which it shall determine will be the lowest rate at which tendered Shares of SABRES would be remarketed at One Thousand Dollars ($1,000) per Share. In establishing each Dividend Period and Dividend Rate, each Remarketing Agent will select Dividend Periods and Dividend Rates which it shall determine will result in the most favorable financing alternative for the Corporation based on the then-current Remarketing Conditions. The Shares of SABRES will be remarketed and traded only in Units. All the Shares of SABRES in a Unit will have the same Dividend Rate and Dividend Period.

B.    Remarketing;   Tender  for  Remarketing.    The   following
procedures shall be applicable to each Remarketed Share:

           (1) The Remarketing Agent. The Corporation shall take all reasonable action necessary so that, at all times when a Series of SABRES or Converted MMP is outstanding, one or more investment banks, brokers, dealers or other organizations qualified to remarket Shares of SABRES and to establish Dividend Periods and Dividend Rates as herein provided shall act as Remarketing Agent for each Share of SABRES of such Series. Each Remarketing Agent shall use its best efforts to remarket all Shares of SABRES, on behalf of the holders thereof, tendered for sale by Remarketing for which it is acting as Remarketing Agent without charge to such holder, only at $1,000 per Share, provided that no such Remarketing Agent shall be obligated to remarket such Shares if there shall be a material misstatement or omission in any disclosure document provided by the Corporation and used in connection with the Remarketing of such Share or at any time such Remarketing Agent shall have determined that it is not advisable to remarket such Share by reason of: (i) a material adverse change in the financial condition of the Corporation,
(ii) a banking moratorium, (iii) domestic or international hostilities, (iv) an amendment of the provisions hereof which materially and adversely changes the nature of the Shares of SABRES or the Remarketing Procedures or (v) a Payment Failure. Any Remarketing Agent may purchase tendered Shares for its own account. Should the Remarketing Agent for any Share of SABRES not succeed in Remarketing all such Shares of SABRES so tendered for Remarketing on any date, such Remarketing Agent shall select the Shares of such SABRES to be sold from those tendered pro rata or in such other manner as it shall deem appropriate so that each owner shall beneficially own Shares of SABRES of a Series only in Units. Payments for Shares of SABRES remarketed shall be made by the Tender Agent by crediting such payments to the accounts of the holders thereof maintained by the Tender Agent or, to the extent duly requested by holders, by wire or other transfer in immediately available funds to their accounts with commercial banks in the United States, but, in either case, only upon surrender to the Tender Agent of the certificates representing such Shares of SABRES, properly endorsed for transfer. If for any reason a Share of SABRES tendered for Remarketing is not remarketed in the applicable Remarketing, such Share will be retained by its holder. Until remarketed each such Share of SABRES will have successive Dividend Periods of one Business Day and will be entitled to dividends, payable daily, at the Maximum Rate.

           (2) Notice of Shares To Be Retained. Each Share of SABRES or Converted MMP shall be deemed to have been tendered to the Tender Agent for sale by Remarketing on the Business Day immediately preceding the first day of each Subsequent Dividend Period applicable thereto, unless the holder thereof shall have given irrevocable notice otherwise to the Remarketing Agent for such Share of SABRES or Converted MMP or, if so instructed by such Remarketing Agent, to the Tender Agent. Such notice, which may be telephonic or written, must be delivered to such agent prior to 3:00 P.M., New York City time, on such Business Day or on such earlier day specified in a notice, if any, mailed by the Tender Agent at the direction of such Remarketing Agent to such record holder at its address as the same appears on the stock register of the Corporation, which day shall be a Business Day at least four Business Days after the mailing of such notice. The notice from such holder of an election to retain Shares of SABRES shall state (i) the number of the certificate representing the Shares of SABRES not to be deemed to have been so tendered, unless such certificate is held by the SABRES Depository, (ii) the number of Shares of SABRES represented by such certificate or, in the case of Shares of SABRES held by the SABRES Depository, the number of Shares so held, and (iii) the number of such Shares of SABRES which shall be deemed not to have been so tendered. An owner may tender Shares of SABRES or Converted MMP of a Series only in Units.

           (3) Shares Deemed To Have Been Tendered. The failure to give notice with respect to any Share of SABRES or Converted MMP as provided in paragraph B(2) above shall constitute the irrevocable tender for Remarketing of such Share. Certificates representing Shares so tendered and remarketed shall be issued to the purchasers thereof or to the SABRES Depository, irrespective of whether the certificates formerly representing such Shares shall have been delivered to the Tender Agent. A holder which has not given notice that it will retain Shares of SABRES or Converted MMP shall have no further rights with respect to such Shares upon the Remarketing of such Shares, except the right to receive any previously declared but unpaid dividends thereon and the proceeds of the Remarketing of such Shares (but only upon surrender of the certificates representing such Shares to the Tender Agent properly endorsed for transfer, in the case of a holder which has taken physical delivery of a Share certificate). At any time, any or all Units of SABRES of a Series may have Dividend Periods of various lengths. Depending on Remarketing Conditions at the time of Remarketing, any or all Units of SABRES of a Series may have different Dividend Rates, including those set on the same day for Dividend Periods of equal length.

           (4) Funds for Purchase of Shares. Shares of SABRES tendered for Remarketing as provided in this Section 7 shall be purchased, and payments to the holders for Shares of SABRES remarketed will be made, solely from the proceeds received from the purchasers of such Shares in a Remarketing. Neither the Corporation, the Tender Agent nor any Remarketing Agent shall be obligated to provide funds to make payment to the holders of Shares so tendered.

C. The Remarketing Process. The Remarketing process will be conducted on the following schedule and in the following manner
(all times are New York City Time):

The  Business  Day Immediately Preceding the First  Day  of  each
Subsequent Dividend Period: (1)

(1) Or such other time and day as may have been specified in a notice mailed to the holders of Shares of SABRES or Converted
MMP.

          Beginning Not Later      The Remarketing Agent for the
           Than  1:00 P.M.           Shares then being remarketed
will determine and, upon request, make available to all interested persons non-binding indications of Dividend Periods and Dividend Rates based upon then-current Remarketing Conditions. Each holder may obtain a binding commitment as to the specific Dividend Period or Dividend Periods and the related Dividend Rate or Dividend Rates which will be applicable to such holder's Shares.

           At  3:00 P.M.             Holders of Shares of  SABRES
and Converted MMP will be deemed to have tendered Shares for sale by Remarketing at $1,000 per Share and only in Units unless they have given contrary instructions to the Remarketing Agent for such Shares or, if so instructed by such Remarketing Agent, to the Tender Agent.

           After  3:00  P.M.          The applicable  Remarketing
Agent will solicit and receive orders from prospective investors to purchase tendered Shares of SABRES. A purchaser, at the time of its agreement to purchase Shares of SABRES, may obtain a binding commitment as to the specific Dividend Period or Dividend Periods and the related Dividend Rate or Dividend Rates for such Shares of SABRES based upon then-current Remarketing Conditions.

      The First Day of such Subsequent Dividend Period (always  a
Business Day):

           Opening  of  Business      The applicable  Remarketing
Agent will continue, if necessary, Remarketing Shares of SABRES.

           By  1:00  P.M.             The applicable  Remarketing
Agent will have completed Remarketing and will advise the Tender Agent as to the Dividend Rate and Dividend Period applicable to each Share of SABRES commencing a Dividend Period on that day and of any failure to remarket.

           By  2:30 P.M.             New holders must deliver the
purchase price as instructed by the applicable Remarketing Agent. Former holders will be paid the proceeds of the Remarketing of their Shares by the Tender Agent (upon surrender of their certificates, if applicable).

8.   Miscellaneous.

      A. The Board of Directors may interpret the provisions hereof to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures or the Remarketing Procedures provided for herein.

      B. So long as the Dividend Rate is based on the results of an Auction, an Existing Holder (i) may sell, transfer or otherwise dispose of Shares of MMP of such Series only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer or to a Person that shall have delivered, or has caused to be delivered, a signed copy of a Master Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Agent Member or its Broker-Dealer advises the Trust Company of such transfer, and (ii) shall have the ownership of the Shares of Variable Cumulative Preferred Stock of the Series held by it maintained in book entry form by the Auction Stock Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Any transfer of Shares of MMP in violation of the terms of a Master Purchaser's Letter may affect the right of the Person acquiring such Shares to participate in Auctions.

     C. Each Remarketing Agent will be required to register on a list maintained pursuant to a Remarketing Agreement a transfer of Shares of SABRES for which it is the Remarketing Agent from a holder to another person only if such transfer is made to a person that has delivered a signed Master Purchaser's Letter to such Remarketing Agent and if (i) such transfer is pursuant to a Remarketing or (ii) such Remarketing Agent has been notified in writing (A) by such holder of such transfer or (B) by any person that purchased or sold such Shares in a Remarketing of the failure of such Shares to be delivered or paid for, as the case may be, in connection with such Remarketing. A Remarketing Agent is not required to register a transfer of Shares of SABRES pursuant to clause (ii) above on or prior to the Business Day immediately preceding the first day of a Subsequent Dividend Period for such Shares unless it receives the written notice required by such clause (ii) by 3:00 P.M., New York City time, on the second Business Day preceding the first day of such Subsequent Dividend Period. Such Remarketing Agent will rescind a transfer registered on such list as a result of a Remarketing if the Remarketing Agent is notified in writing of the failure of Shares to be delivered or paid for as required. Any transfer of Shares of SABRES made in violation of the terms of a Master Purchaser's Letter may affect the right of the Person acquiring such Shares to participate in Remarketings.

      D. The Corporation or any Affiliate of the Corporation may acquire, hold or dispose of Shares of SABRES. As at the date of the Certificate of Designations, Preferences and Rights of the Variable Cumulative Preferred Stock, the Corporation anticipates, subject to such limitations as it and the Remarketing Agent may agree, that it and its Affiliates will purchase Shares of SABRES during Remarketings only after 3:00 P.M. on the Business Day immediately preceding the first day of each Subsequent Dividend Period and only at Dividend Rates and for Dividend Periods established by the Remarketing Agents without regard to such offers by the Corporation or its Affiliates and will tender
Shares of SABRES for Remarketing only upon at least ten days' prior notice to the Remarketing Agents. In the event that the Corporation or its Affiliates purchase Shares of SABRES for their respective accounts, all Shares of the same Series of SABRES tendered by other owners, including any such Shares of SABRES owned by a Remarketing Agent, will be remarketed before the Remarketing of any such Shares of SABRES of such Series owned by the Corporation or its Affiliates. If any Shares of SABRES tendered for Remarketing are not sold, any Shares of SABRES of the same Series tendered for Remarketing by the Corporation or an Affiliate of the Corporation, up to the number of such Shares not so sold, will be deemed not to have been so tendered. If the
Method of determining the Dividend Rate for some or all of the Series of SABRES were to be changed from the Remarketing Method to the Auction Method, the Corporation or any Affiliate of the Corporation may submit Sell Orders in an Auction with respect to the Converted SABRES created thereby.

     Neither the Corporation nor any Affiliate thereof may submit an Order in an Auction, except a Sell Order and, in the case of an Affiliate which is then acting as a Broker-Dealer, Orders on behalf of Existing Holders or Potential Holders not for its own account.

      E. The Trust Company shall reject any Submitted Order of the Corporation or an Affiliate, except for Sell Orders and Orders of affiliated Broker-Dealers permitted under paragraph D of this Section 8.

     F. If (i) a Payment Failure shall have occurred or (ii) the Auction Stock Depository shall resign and the Corporation shall not have selected a substitute Auction Stock Depository reasonably acceptable to the Trust Company prior to such resignation, Shares of MMP of each Series may be registered for transfer or exchange and new certificates issued upon surrender of the older certificates in form deemed by the Trust Company properly endorsed for transfer with all necessary endorsers' signatures guaranteed in such manner and form as the Trust Company may require by a guarantor reasonably believed by the Trust Company to be responsible, accompanied by such assurances as the Trust Company shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement and satisfactory evidence of compliance with all applicable law relating to the collection of taxes or funds necessary for the payment of such taxes.

      G. The Corporation or any Affiliate of the Corporation may acquire Shares of MMP from Existing Holders other than through an Auction, provided that any Shares so acquired are cancelled and returned to the status of authorized but undesignated shares of preferred stock.

      H. Upon the selection of a Dividend Determination Method for a Series of Variable Cumulative Preferred Stock for any Subsequent Dividend Period other than the Dividend Determination Method then applicable to such Series, the holders of record of the Shares of such Series shall transfer the certificates for such Shares to the Auction Stock Depository, in the case of the selection of the Auction Method, or the SABRES Depository, in the case of the selection of the Remarketing Method, in either case on the first day of such Subsequent Dividend Period. In the event a holder fails to so transfer its certificates as aforesaid, such certificates shall be deemed cancelled and the Corporation shall issue a new certificate to the Auction Stock Depository or the SABRES Depository, as the case may be.

      I.  The purchase price of each Share of Variable Cumulative
Preferred  Stock  which  is  sold  either  through  the   Auction
Procedures  or the Remarketing Procedures shall be  One  Thousand
Dollars ($l,000).

      J. All certificates representing Shares shall be issued in Share amounts equivalent to Units.

      K. An Auction will be held in respect of each Series of Converted SABRES on the Initial Auction Date. If a holder of Converted SABRES does not submit an Order in such Auction, such holder will be deemed to have submitted a Sell Order in such Auction.

      L. If a holder of Shares of Converted MMP fails to give irrevocable notice otherwise to the Remarketing Agent for such Shares (or, if so instructed by such Remarketing Agent, to the Tender Agent) by no later than 3:00 P.M., New York City time, on the Business Day immediately preceding the first day of the Subsequent Dividend Period applicable thereto, or such other day as is specified in a notice delivered in the manner set forth in paragraph (B)(2) of Section 7, such holder will be deemed to have tendered such Shares for sale by Remarketing on such Business Day.

     M. At all times when Shares of a Series of MMP or Converted SABRES are Outstanding, the Corporation will use its best efforts to maintain a Broker-Dealer and Trust Company for such Shares. At all times when Shares of a Series of SABRES or Converted MMP are outstanding, the Corporation will use its best efforts to maintain a Remarketing Agent for such Shares.

9.   Redemption.

      A. The Shares of Variable Cumulative Preferred Stock of each Series shall be subject to redemption in Units, as a whole or from time to time in part at the option of the Corporation out of funds legally available therefor on one of the following dates (each such date is hereinafter referred to herein as a
"redemption date") (i) on the last Dividend Payment Date with respect to any Dividend Period and at any time when the Dividend Rate applicable to such Shares is the Maximum Rate at a redemption price of One Thousand Dollars ($1,000) per Share, plus an amount equal to accumulated and unpaid dividends thereon to, but excluding, the date fixed for redemption and (ii) on such redemption dates and at redemption prices (which may not be less than $1,000 per Share in the case of Shares having a Dividend Period in excess of 364 days) established by the applicable Term Selection Agent in the case of MMP, or by the applicable Remarketing Agent in the case of SABRES, prior to the commencement of such Dividend Period, plus an amount equal to accumulated and unpaid dividends thereon to, but excluding, the date set for redemption. The applicable Term Selection Agent or the applicable Remarketing Agent, as the case may be, will establish dates on which Shares may be redeemed and the corresponding redemption prices of such Shares on such dates that the applicable Term Selection Agent or the applicable Remarketing Agent, as the case may be, determines based on the then-current Remarketing Conditions will be the most favorable financing alternative for the Corporation. Notice of redemption will be provided to record holders of Shares of Variable Cumulative Preferred Stock to be redeemed not less than 30 nor more than 60 days prior to the date fixed for redemption by mail, first-class, postage prepaid, such notice to be addressed to the record holder at the address for such holder as the same appears on the stock register of the Corporation. Such notice shall specify the record date for determining holders of Shares to be redeemed.

      B. Notwithstanding the foregoing, if any dividends on Shares of Variable Cumulative Preferred Stock are in arrears, no Shares of Variable Cumulative Preferred Stock shall be redeemed unless all Outstanding Shares of Variable Cumulative Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any Shares of Variable Cumulative Preferred Stock, provided, that the foregoing shall not prevent the purchase or acquisition of Shares of Variable Cumulative Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all Outstanding Shares of Variable Cumulative Preferred Stock. None of the foregoing shall preclude the Corporation from acquiring Shares of Variable Cumulative Preferred Stock, constituting either all or a part of a Series, in a tender or an exchange offer.

      C. Each holder of Shares of Variable Cumulative Preferred Stock called for redemption shall surrender the certificate or certificates, if any, evidencing such Shares to the Corporation at the place designated in the notice of redemption for such Shares (properly endorsed or assigned for transfer, if the notice shall so state) and shall thereupon be entitled to receive payment of the redemption price plus an amount equal to accumulated and unpaid dividends to, but excluding, the redemption date therefor.

      D. If fewer than all of the Outstanding Shares of Variable Cumulative Preferred Stock of any Series are to be redeemed as set forth above, the number of Shares to be redeemed shall be determined by the Board of Directors. In the case of Shares of MMP, the Shares of such Series shall be redeemed pro rata from the holders of record of such Shares in proportion to the number of such Shares held by such holders with adjustments for fractional shares and so as to ensure that the Shares remaining Outstanding after such redemption are held of record in Units. In the case of SABRES, the Shares of such Series shall be redeemed pro rata from the holders of record of the Shares of such Series having the same Dividend Period and redemption terms, with adjustments for fractional shares and so as to ensure that the Shares remaining Outstanding after such redemption are held of record in Units.

      E. If notice of redemption shall have been given, then, notwithstanding that any certificate for Shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption (unless a Payment Failure shall have occurred), the Shares represented thereby shall no longer be deemed Outstanding, dividends thereon shall cease to accumulate and all rights of the holders thereon with respect to the Shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, without interest. After the date designated for redemption, and if the redemption price has been paid or set aside for payment, such Shares of Variable Cumulative Preferred Stock shall not be transferrable on the stock register of the Corporation. Upon surrender in accordance with the notice of redemption of the certificate or certificates for the Shares so redeemed (properly endorsed or assigned for transfer, if such notice shall so state), the redemption price set forth above will be paid by the Paying Agent.

     F. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the record holder receives the notice. In any case, failure duly to give such notice to the holder of any Shares of any Series of Variable Cumulative Preferred Stock designated for redemption, in whole or in part, or any defect in such notice shall not affect the validity of the proceedings for the redemption of any other Shares of a Series.

G. Shares of Variable Cumulative Preferred Stock which have been redeemed will be cancelled and upon the filing of any certificate that may be required under Delaware law may be restored to the status of authorized but undesignated and unissued shares of preferred stock.

10. Sinking Fund. There shall not be any sinking fund for the redemption of any Shares of any Series of Variable Cumulative
Preferred Stock.

11.  Liquidation Preference.

       A. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Shares of Variable Cumulative Preferred Stock of each Series shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, before any distribution of assets of the Corporation is made to holders of Junior Stock, One Thousand Dollars ($1,000) per Share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

      B. If, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to each Series of the Variable Cumulative Preferred Stock, the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Variable Cumulative Preferred Stock are not paid in full, then the holders of the Variable
Cumulative Preferred Stock and of all such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled assuming all amounts thereon were paid in full.

     C. After payment to the holders of the Variable Cumulative Preferred Stock of the full preferential amounts to which they are entitled, the holders of the Shares of Variable Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. The merger or consolidation of the Corporation into or with any other Person shall not be or be deemed to be a liquidation, dissolution or winding up for purposes of this Section 11.

12.  Voting Rights.

      A. Holders of the Variable Cumulative Preferred Stock of any Series are not entitled to any voting rights, except as may be required by law or as specified in this Section 12.

     B. If at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of preferred stock of the Corporation are in default, the number of directors constituting the Board of Directors will be increased by two. The holders of record of the Variable Cumulative Preferred Stock, voting separately as a class with the holders of shares of any one or more other series of preferred stock upon which like voting rights have been conferred (including, without limitation, the Series A Preferred Stock), shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of record of Variable Cumulative Preferred Stock being entitled to cast one vote per Share and the holders of record of Series A Preferred Stock being entitled to cast one-tenth (1/10) of one vote per share, with the remaining directors of the Corporation to be elected by the holders of record of shares of any other class or classes or series of stock entitled to vote therefor. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, without cause, only by the affirmative vote of the holders of record of the shares of preferred stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders of record called for that purpose, and any vacancy in such directorship thereby created or otherwise created may be filled by the vote of such holders of record. If and when such default shall cease to exist, the holders of record of Variable Cumulative Preferred Stock and the holders of record of shares of any one or more series of preferred stock upon which like voting rights have been conferred (including, without limitation, the holders of record of the Series A Preferred Stock) shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. For purposes of the foregoing, default in the payment of dividends for the equivalent of six quarterly dividends means, in the case of Variable Cumulative Preferred Stock which pays dividends either more or less frequently than every quarter, default in the payment of dividends in respect of one or more Dividend Periods containing in the aggregate not less than 540 days.

     C. Unless the vote or consent of the holders of record of a greater number of shares shall then be required by law, the consent of the holders of record of at least 66 2/3% of all of the Shares of all Series of Variable Cumulative Preferred Stock and all other shares of the same class at the time outstanding (including, without limitation, the holders of record of the Series A Preferred Stock), given in person or by proxy, either in writing or by a vote at a meeting called for that purpose, voting as a class without regard to series, the holders of record of Shares of Variable Cumulative Preferred Stock being entitled to cast one vote per Share and the holders of record of Series A Preferred Stock being entitled to cast one-tenth (1/10) of one vote per share, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations, Preferences and Rights or any similar document relating to any series of preferred stock) so as to affect adversely the preferences, rights, powers or privileges of such Series and any other shares of the same class (including, without limitation, the Series A Preferred Stock); provided, however, that in any case in which one or more, but not all, Series of Variable Cumulative Preferred Stock, Series A Preferred Stock or other series of such class would be adversely affected as to the preferences, rights, powers or privileges thereof, the affirmative consent of holders of record of shares entitled to cast at least 66 2/3% of the votes entitled to be cast by the holders of all of the shares of all of such series that would be adversely affected (including, without limitation, the Series A Preferred Stock), voting as a class, shall be required in lieu thereof.

     D. Unless the vote or consent of the holders of record of a greater number of shares shall then be required by law, the consent of the holders of record of at least 66 2/3% of all Shares of all Series of Variable Cumulative Preferred Stock and all shares of all other series of preferred stock ranking on a parity with the Shares, either as to dividends or upon liquidation (including, without limitation, the Series A Preferred Stock), at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of record of Shares of all Series of Variable Cumulative Preferred Stock, Series A Preferred Stock and shares of such other series of preferred stock shall vote together as a single class without regard to series, the holders of record of Shares of all Series of Variable Cumulative Preferred Stock being entitled to cast one vote per Share and the holders of record of Series A Preferred Stock being entitled to cast one-tenth (1/10) of one vote per share, shall be necessary to issue, authorize, or increase the authorized amount of, or issue or authorize any obligations or security convertible into or evidencing a right to purchase, any additional class or series of stock ranking prior to the Shares, Series A Preferred Stock or such other preferred stock as to dividends or upon liquidation.

      FIFTH     The number of Directors constituting the Board of
Directors shall be fixed in, or in the manner provided in, the by-laws, but in no case shall be less than three.

      SIXTH Except to the extent otherwise specifically provided therein, the by-laws may be made, altered, amended or repealed by the Board of Directors. The books of the Corporation (subject to the provisions of the laws of the State of Delaware) may be kept outside of the State of Delaware at such places as from time to time may be designated by the Board of Directors.

     SEVENTH (1) (a) A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for Liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     (b) If the General Corporation Law of the State of Delaware is hereafter amended to further eliminate or limit the liability of a director of a corporation, then a director of the Corporation, in addition to the circumstances set forth herein, shall not be liable to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

      (2) (a) Each person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law. The right to indemnification conferred in this Article SEVENTH shall also include the right to be paid by the corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law. The right to indemnification conferred in this Article SEVENTH shall be a contract right.

     (b) The Corporation shall determine the right of any person to receive indemnification as provided hereunder in accordance with the provisions of applicable law.

     (c) The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under applicable law.

      (3) The rights and authority conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or the by-laws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

      (4) Neither the amendment nor repeal of this Article SEVENTH nor the adoption of any provision of this Certificate of Incorporation or the by-laws of the Corporation or of any statute inconsistent with this Article SEVENTH shall eliminate or reduce the effect of this Article SEVENTH in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

      EIGHTH Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the General Corporation Law of the State of Delaware the meeting and vote of stockholders may be dispensed with if such action is taken with the written consent of the holders of not less than a majority of all of the stock entitled to be voted upon such action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for such action, and provided that prompt notice is given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent. Election of directors need not be by ballot unless the by-laws so provide.

      NINTH The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.



     J. P. MORGAN & CO. INCORPORATED, a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

      In accordance with the provisions of Section 245 of the General Corporation Law of Delaware the foregoing Restated Certificate of Incorporation was duly adopted by the Board of Directors without a vote of stockholders. This Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation as theretofore amended, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

      IN WITNESS WHEREOF, J. P. Morgan & Co. Incorporated has caused this certificate to be signed by Dennis Weatherstone, its Chairman of the Board, and Barbara S. Stokes, its Secretary, on the 9th day of May, 1990.



                                   DENNIS WEATHERSTONE /s/
                                   Chairman of the Board


Attest:   BARBARA S. STOKES/s/
          Secretary





                    CERTIFICATE OF DECREASE

                  OF SERIES A PREFERRED STOCK

                               OF

                 J.P. MORGAN & CO. INCORPORATED


               Pursuant to Section 151(g) of the
                Delaware General Corporation Law


      J.P. Morgan & Co. Incorporated (the "Corporation"), a corporation existing under the laws of the State of Delaware, hereby certifies that, at a meeting of the Board of Directors of the Corporation duly called and held on July 13, 1985, the Board of Directors of the Corporation adopted a resolution retiring 55,700 shares of a previously-established series of the preferred stock of the Corporation, no par value, which series was designated "Series A Preferred Stock" pursuant to a Certificate of Designation filed with the Delaware Secretary of State on February 25, 1983, and providing that the shares so retired shall resume the status of authorized but unissued shares of Preferred Stock, no par value, thereby decreasing the number of shares of preferred stock of the Corporation that are designated as Series A Preferred Stock from 2,500,000 to 2,444,300.

       IN   WITNESS  WHEREOF  the  Corporation  has  caused  this
Certificate to be signed by Barbara S. Stokes its Vice President and her signature to be attested by Silke Ossenkopp its Assistant
Secretary this 24th day of September, 1992.


                              J.P. MORGAN & CO. INCORPORATED

                              By: Barbara S. Stokes /s/
                                  Barbara S. Stokes
                                  Vice President

ATTEST:
          Silke Ossenkopp/s/
          Assistant Secretary

       CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                               of

       SERIES G REDEEMABLE PARTICIPATING PREFERRED STOCK

                               of

                J. P. MORGAN & CO. INCORPORATED


            J. P. MORGAN & CO. INCORPORATED, a corporation organized and existing under the laws of the State of Delaware (herein referred to as the "Corporation"), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

           A resolution providing for and in connection with the issuance of the Series G Redeemable Participating Preferred Stock of the Corporation (the "Series G Preferred Stock") (as designated by the Board of Directors of the Corporation), without par value, was duly adopted by the Securities Committee (the "Securities Committee") of the Board of Directors (the "Board of Directors") of the Corporation, pursuant to authority conferred on the Securities Committee by the Board of Directors, and on the Board of Directors (which fixed the voting rights with respect to the shares designated herein) by the provisions of the Restated Certificate of Incorporation of the Corporation, which Restated Certificate of Incorporation authorizes the issuance of up to ten million shares of preferred stock, without par value, and which resolution provides as follows:

           RESOLVED, that the issue of the Series G Preferred Stock, without par value, of the Corporation, as designated by the Board of Directors of the Corporation on November 9, 1994, is hereby provided for and shall hereby consist of 924,928 shares, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof are set forth in the following Sections 1 through 7:

1.   Designation.  The designation of such preferred stock  shall be the Series G Redeemable Participating Preferred Stock (hereinafter referred to as the "Series G Preferred Stock") and the number of shares constituting such Series G Preferred Stock is 924,928.

2. Ranking. The Series G Preferred Stock shall rank junior to all shares of Series A Preferred Stock and all shares of the Variable Cumulative Preferred Stock and all other as of yet unissued preferred stock of the Corporation (unless the Board shall provide in the resolutions setting forth the terms of such preferred stock that such stock shall rank junior to the Series G Preferred Stock), but shall rank prior to all other equity securities of the Corporation ("Junior Stock") with respect to payments of dividends and distributions upon liquidation.


3.  Dividends.

      A. The holders of Shares of Series G Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, a fixed cumulative cash preferential dividend (the "Fixed Dividend") at the rate of 1% of the Liquidation Preference per share per annum, payable annually on the 15th day of December (each a "Fixed Dividend Payment Date") to holders of record on the tenth Business Day (as defined below) preceding such Fixed Dividend Payment Date (the "Fixed Dividend Record Date"). In the event that any Fixed Dividend Payment Date shall fall on any day other than a Business Day, the dividend payment due on such Fixed Dividend Payment Date shall be paid on the Business Day immediately following such Fixed Dividend Payment Date. "Business Day" shall mean any day which is not a Saturday, Sunday or bank holiday in New York, New York, or London, England. Fixed Dividends shall begin to accrue on outstanding shares of Series G Preferred Stock from April 30, 1995. Fixed Dividends shall accrue on a daily basis whether or not during such annual period there shall be funds legally available therefor, but Fixed Dividends accrued on the shares of Series G Preferred Stock for any period less than a full annual period between Fixed Dividend Payment Dates (or, in the case of the first dividend payment, from the date of issuance of the shares of Series G Preferred Stock through the first Fixed Dividend Payment Date) shall be computed on the basis of a 360-day year of 30-day months. Accrued but unpaid Fixed Dividends shall cumulate as of the Fixed Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Fixed Preferred Dividends.

           B. The holders of outstanding Shares of Series G Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefore, a participating dividend (the "Participating Dividend") per share of Series G Preferred Stock equal to 50% of the amount of any declared dividend so declared per share of Common Stock, $2.50 par value, of the Corporation (the "Common Stock") payable on the day the corresponding Common Stock dividend is payable (the "Participating Dividend Payment Date") to holders of record on the tenth Business Day preceding the Participating Dividend Payment Date (the "Participating Dividend Record Date") and if such day is not a Business Day, the immediately following Business Day.

4.  Redemption.

           A. The Shares of Series G Preferred Stock may be redeemed, in whole, by the Corporation from 60 days after the issuance of such Series G Preferred Stock upon 30 days notice to the holders of record of the Series G Preferred Stock at the fixed redemption price of $50 per share plus an amount equal to any accumulated but unpaid dividends. Notice is duly given upon the mailing of such notice through the United States postal service whether or not the holders of record of the Shares of Series G Preferred Stock received such notice.

          B. The shares of Series G Preferred Stock, in whole or in part, at the option of the holder of such Series G Preferred Stock, shall be redeemed by the Corporation on either (i) the last Business Day of any month after the issuance of the Series G Preferred Stock so long as a request for redemption is made, in writing, by the holder and received by the Corporation by the 20th day of such month (if such day is a Business Day and if it is not, the immediately following Business Day) or (ii) on such other date or dates as the Corporation may, at its unrestricted and sole discretion, determine, at the fixed redemption price of $50 per share plus an amount equal to any accumulated and unpaid dividends. Any requests for redemption not received by the 20th day (or if not a Business Day, the immediately following Business
Day) of any month shall be executed at that price either (i) on the last Business Day of the immediately following month or (ii) on such other date or dates as the Corporation may, at its unrestricted and sole discretion, determine. Receipt of a written request for redemption shall mean actual receipt of such request by the appropriate officer of the Corporation.

5.   Transferability.   Shares of Series G  Preferred  Stock  and
beneficial interests thereof are nontransferable without the express approval of the Board of Directors of the Corporation or the Securities Committee thereof.

6. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Shares of Series G Preferred Stock shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, before any distribution of assets of the Corporation is made to holders of Junior Stock, up to a maximum of Fifty Dollars ($50.00) per Share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

7.  Voting Rights.

           A. Holders of the Series G Preferred Stock are not entitled to any voting rights, except as may be required by law or as specified in this Section 7.

           B. Unless the vote or consent of the holders of a greater number of Shares is then required by law, the consent of the holders of record of at least 66_% of all of the outstanding Shares of Series G Preferred Stock, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including this Certificate of Designation) so as to effect adversely the preferences, rights, powers or privileges of the Series G Preferred Stock.


     IN WITNESS WHEREOF, this Certificate of Designation has been executed by Margaret M. Foran its duly appointed Vice President this 29th day of December 1994.

                                   J.P. MORGAN & CO. INCORPORATED

                                   By:  Margaret M. Foran /s/
                                           Margaret M. Foran
                                           Vice President


                     CERTIFICATE OF DECREASE

                   OF SERIES G PREFERRED STOCK

                               OF

                 J. P. MORGAN & CO. INCORPORATED


                Pursuant to Section 151(g) of the
                Delaware General Corporation Law



     J. P. Morgan & Co. Incorporated (the "Corporation"), a

corporation existing under the laws of the State of Delaware,

hereby certifies that, at meetings of the Board of Directors of the Corporation and the Securities Committee thereof, each duly called and held on November 9, 1994 and December 16, 1994,

respectively, the Board of Directors of the Corporation and the

Securities Committee thereof adopted resolutions allowing for the retirement of the 924, 928 shares of preferred stock of the

Corporation, no par value, which series was designated "Series G

Preferred Stock" pursuant to a Certificate of Designation filed with the Delaware Secretary of State on December 29, 1994, and

providing that the shares so retired shall resume the status of authorized but unissued shares of Preferred Stock, no par value,

thereby decreasing the number of shares of preferred stock of the

Corporation that are designated as Series G Preferred Stock from

924,928 to 0.



     IN WITNESS WHEREOF the Corporation has caused this

Certificate to be signed by Margaret M. Foran its Vice President this 24th day of March 1995.



               J.P. MORGAN &  CO. INCORPORATED


               By: Margaret M. Foran/s/
                     Vice President